Heritage Financial CORPORATION

PugetSound BANCORP

NASDAQ: HFWA

OTCQB: PUGB

Heritage Financial Corporation to Acquire Puget Sound Bancorp, Inc.

"Pure Play" Business Banking Franchise
in Desirable Seattle-Bellevue Market

July 26, 2017

FORWARD LOOKING STATEMENTS

This presentation contains forward-looking statements regarding Heritage, Puget Sound, the proposed merger and the combined company after the close of the transaction that are intended to be covered by the safe harbor for "forward-looking statements" provided by the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements. These statements involve inherent risks, uncertainties and contingencies, many of which are difficult to predict and are generally beyond the control of Heritage, Puget Sound and the combined company. We caution readers that a number of important factors could cause actual results to differ materially from those expressed in, or implied or projected by, such forward-looking statements. In addition to factors previously disclosed in reports filed by Heritage with the Securities and Exchange Commission (the "SEC"), risks and uncertainties for each institution and the combined institution include, but are not limited to, the following factors: the expected cost savings, synergies and other financial benefits from the merger might not be realized within the expected time frames or at all; governmental approval of the merger may not be obtained or adverse regulatory conditions may be imposed in connection with governmental approvals of the merger; conditions to the closing of the merger may not be satisfied; the shareholders of Puget Sound may fail to approve the consummation of the merger; the integration of the combined company, including personnel changes/retention, might not proceed as planned; and the combined company might not perform as well as expected. All forward-looking statements included in this communication are based on information available at the time of the communication. Heritage and Puget Sound undertake no obligation to revise or publicly release any revision or update to these forward-looking statements to reflect new information, future events or circumstances or otherwise that occur after the date on which such statements were made.

Annualized, pro forma, projected and estimated numbers are used for illustrative purposes only, are not forecasts and may not reflect actual results.

MERGER RATIONALE

Strategic Rationale

- This is a "pure play" on business banking in the Seattle metropolitan area – one of the strongest economic regions in the United States, which presents attractive growth prospects
- Aligns with HFWA's stated strategic goal of growing in the Seattle-Bellevue market and adds to HFWA's momentum
- HFWA will have pro forma total assets of $4.6 billion, and HFWA will have $846 million of loans and $589 million of deposits in Seattle and Bellevue combined
- Puget Sound leadership joining HFWA
- Attractive financial impact

Scarcity Value of Puget Sound Bancorp, Inc.

- Puget Sound is a traditional business banking franchise with total assets of $567 million
  - This is the largest business bank headquartered in King County
  - Highly attractive core deposit franchise
  - Business banking focus in loan portfolio – 59% of loans are commercial loans (owner-occupied CRE and C&I)
  - Clean credit portfolio
- Relationship bankers with extensive experience in the Seattle-Bellevue market – HFWA will add ~14 commercial lenders from Puget Sound to accelerate growth initiatives

Source: HFWA and PUGB earnings release for the quarter ended 6/30/2017

OVERVIEW OF PUGET SOUND BANCORP, INC.

- 1 office location in downtown Bellevue, Washington
- Founded in 2005 to meet the specialized needs of small and medium-sized businesses, select commercial real estate projects, professional service providers and high net worth individuals and provide a full suite of financial products including cash management services
- One of Washington state's top commercial banks
  - 37% of loans are commercial and industrial
  - 22% of loans are owner-occupied commercial real estate
  - 24% of loans are non-owner-occupied commercial real estate
- Attractive low cost, core deposit base
  - 44% of deposits are non-interest bearing and 93% are non-CDs
  - 0.18% total cost of deposits in Q2 2017
- Core earnings driven from spread income (Q2 2017)
  - 17% increase in operating revenue compared to Q2 2016
  - 18% increase in net income compared to Q2 2016
  - Net income of $1.3 million and ROAA of 0.93%
  - No significant revenue from gain on sale of loans
- Loan and deposit growth of 5.6% and 15.0% (annualized vs. Q1 2017)
- 0.00% ratio of non-performing assets / total assets

Financial Highlights

	Q2 2016	Q1 2017	Q2 2017
Balance Sheet			
Total Assets	$ 467,076	$ 547,754	$ 567,165
Gross Loans (Incl. HFS)	$ 361,924	$ 365,889	$ 371,004
Total Deposits	$ 409,115	$ 486,880	$ 505,135
Tangible Common Equity	$ 47,330	$ 50,080	$ 51,801
Loans / Deposits Ratio	88%	75%	73%
Deposit Mix (% of Total)			
Non-Interest Bearing Deposits	42%	42%	44%
Non-CDs	93%	91%	93%
Credit Quality			
NPAs/Assets	0.10%	0.07%	0.00%
Loan Loss Reserves / Gross Loans	1.16%	1.20%	1.19%
Income Statement			
Net Interest Income	$ 4,095	$ 4,659	$ 4,845
Non-Interest Income	$ 200	$ 222	$ 190
Non-Interest Expense	$ 2,619	$ 2,874	$ 3,224
Operating Revenue (1)	$ 4,295	$ 4,881	$ 5,035
Pre-Tax Income	$ 1,602	$ 1,947	$ 1,811
Net Income	$ 1,072	$ 1,316	$ 1,266
Performance Ratios			
Return on Average Assets	0.94%	1.01%	0.93%
Net Interest Margin	3.79%	3.77%	3.76%
Yield on Loans	4.67%	4.66%	4.73%
Cost of Deposits	0.19%	0.17%	0.18%
Non-Interest Expense / Avg. Assets	2.23%	2.15%	2.36%
Efficiency Ratio	61.0%	58.9%	64.0%

Source: SNL Financial, PUGB earnings release and call report data for the quarter ended 6/30/2017
Note: All dollars in thousands
(1) Operating revenue = net interest income + non-interest income

TRANSACTION OVERVIEW

Consideration	▪ 100% stock consideration for Puget Sound ("PUGB") shareholders ▪ Fixed exchange ratio of 1.320 shares of HFWA for each share of PUGB, subject to adjustments below
Transaction Value	▪ Aggregate consideration of $126.1 million or $35.84 per share of PUGB common stock(1)
Collars & Walk-Away	▪ Fixed exchange ratio when HFWA stock price is between $20.44 and $27.66 ▪ Outside the range, the price will be fixed if HFWA outperforms (above the range) or underperforms (below the range) the KBW Regional Banking Index by 15% or more ▪ HFWA and PUGB have termination rights should HFWA stock drop below $20.44; if HFWA exercises its termination right, then PUGB has rights to reinstate the transaction at the 1.320 exchange ratio
Pro Forma Ownership	▪ HFWA will issue 4.6 million shares and PUGB shareholders will have pro forma ownership of 13.4%
Management	▪ Retain Jim Mitchell, CEO of Puget Sound, as King County Market President and Sean Brennan, President & Chief Lending Officer of Puget Sound, as a Commercial Banking Regional Manager for HFWA after close ▪ Entered into employment agreements with Jim Mitchell (CEO), Sean Brennan (President & CLO), Tony Chalfant (CCO and COO) and two key team leaders
Ancillary Agreements	▪ Entered into non-compete agreements and voting agreements with Puget Sound directors and executives
Timing and Approvals	▪ Expected completion in early Q1 2018 ▪ Customary regulatory approvals and Puget Sound shareholder approval

(1) Based on HFWA's closing stock price of $27.15 as of 7/26/2017. Merger consideration and price per share will change, based on the fluctuation in HFWA's stock price prior to closing

KEY ASSUMPTIONS AND PRO FORMA IMPACT

Cost Savings	▪ Estimated cost savings of 35% of Puget Sound's non-interest expense ▪ Cost savings of $3.2 million in 2018 (70% phased-in) and $4.8 million in 2019 (100% phased-in)
Merger Expenses	▪ Approximately $9.0 million, pre-tax
Pro Forma Adjustments	▪ Redemption of PUGB's holding company debt of $5.4 million which has an interest rate of 4.00% ▪ Fair value adjustment on loans of -1.20%, or approximately $4.5 million ▪ Core deposit intangible asset of approximately $6.9 million (10-year amortization, sum-of-years digits) ▪ No revenue synergies are assumed, but opportunities have been identified
Capital Ratios	▪ Pro Forma TCE ratio of 9.44%, leverage ratio of 10.20%, total risk based capital ratio of 12.73%

Transaction Multiples

	Transaction Multiples as of:[1]	
	5/22/2017	7/26/2017
Price / EPS (Most Recent Quarter)	22.4x	25.3x
Price / EPS (2017E)	22.0x	24.8x
Price / Tangible Book Value Per Share	215.7%	243.5%
Core Deposit Premium	12.7%	15.7%

Pro Forma Impact

2019 Estimated EPS Accretion[2]	3.95% or $0.06 per share
Internal Rate of Return	16%
Tangible Book Value Dilution (at Closing)	3.34% or $0.43 per share
Tangible Book Value Per Share Earnback[3]	~4.5 Years

(1) Value of consideration based on HFWA stock price as of 5/22/2017, which was the date the exchange ratio was determined, compared to HFWA's stock price as of 7/26/2017
(2) HFWA average EPS estimates for 2017 and 2018 per SNL FactSet and growth rate in 2019. Excludes non-recurring merger-related expenses
(3) Tangible Book Value Earnback Period measures the number of years required for the pro forma company's projected TBVPS to exceed the projected TBVPS of standalone HFWA

PRO FORMA BRANCH FOOTPRINT

HFWA Branch Footprint


Victoria
Yakima
Astoria
Longview
Portland
Tillamook
The Dalles
Heritage Branch
Puget Sound Branch

- Strengthens HFWA's presence in the Seattle metropolitan area
- Puget Sound operates 1 branch which is on the 15th floor of an office building in downtown Bellevue
- HFWA Bellevue branch will be consolidated into Puget Sound's branch
- Net neutral to HFWA's number of branch locations – consistent with HFWA's branch rationalization strategy
- Average deposits per branch will be $295 million in Seattle-Bellevue on a pro forma basis

Seattle-Bellevue Branch Footprint


Yarrow Point
Hunts Point
520
Clyde Hill
NE 24th St
Medina
Seattle
Bellevue
0.7 Miles Apart
90
99
Mercer Island
Eastgate

Puget Sound's branch location



Source: HFWA and PUGB deposit data as of 6/30/2017

LARGER PLATFORM IN SEATTLE AND BELLEVUE

- $846 million of loans and $589 million of deposits, pro forma in Seattle and Bellevue (combined cities) – combined funds under management of $1.4 billion
- 27% of HFWA's loan portfolio and 16% of HFWA's deposit base is in Seattle-Bellevue on a pro forma basis

Loans in Seattle and Bellevue, WA



~2x increase for HFWA
$900
$800
$700
$600
$500
$400
$300
$200
$100
$-
$475
$371
$846
HFWA
Puget Sound
Pro Forma

Deposits in Seattle and Bellevue, WA



~7x increase for HFWA
$700
$600
$500
$400
$300
$200
$100
$-
$84
$505
$589
HFWA
Puget Sound
Pro Forma

Source: Company information, data as of 6/30/2017
Note: All dollars in millions

STRENGTHENING MARKET SHARE

Seattle, WA and Bellevue, WA (Combined Cities)

Rank Total	Rank In-Market HQ	Institution (State)	Number of Branches	Deposits in Market	Market Share
1		Bank of America Corp. (NC)	46	$ 16,529,180	28.9%
2		Wells Fargo & Co. (CA)	35	$ 7,845,087	13.7%
3		U.S. Bancorp (MN)	31	$ 7,084,457	12.4%
4		JPMorgan Chase & Co. (NY)	41	$ 5,851,757	10.2%
5		KeyCorp (OH)	34	$ 4,876,303	8.5%
6	1	Washington Federal Inc. (WA)	18	$ 2,361,085	4.1%
7	2	HomeStreet Inc. (WA)	14	$ 2,159,250	3.8%
8		Mitsubishi UFJ Financial	6	$ 1,652,375	2.9%
9		W.T.B. Financial Corp. (WA)	3	$ 1,335,868	2.3%
10		East West Bancorp Inc. (CA)	4	$ 1,242,090	2.2%
11		Columbia Banking System Inc. (WA)	5	$ 1,033,851	1.8%
12		Umpqua Holdings Corp. (OR)	12	$ 1,005,138	1.8%
13		Zions Bancorp. (UT)	1	$ 898,744	1.6%
14		HSBC Holdings	2	$ 744,044	1.3%
15		Banner Corp. (WA)	7	$ 516,037	0.9%
16		**Pro Forma HFWA**	**2**	**$ 497,681**	**0.9%**
16	3	Puget Sound Bancorp Inc. (WA)	1	$ 409,466	0.7%
17		Cathay General Bancorp (CA)	2	$ 291,831	0.5%
18		Opus Bank (CA)	3	$ 215,363	0.4%
19	4	Seattle Bank (WA)	1	$ 168,452	0.3%
20	5	First Sound Bank (WA)	1	$ 120,460	0.2%
21		Peoples Bancorp (WA)	3	$ 120,295	0.2%
22		BayCom Corp. (CA)	2	$ 101,501	0.2%
23	6	Sound Financial Bancorp Inc. (WA)	1	$ 98,900	0.2%
24		Northern Trust Corp. (IL)	1	$ 88,958	0.2%
25		Heritage Financial Corp. (WA)	2	$ 88,215	0.2%
		Total For Institutions In Market	*293*	*$ 57,107,753*	
		Out of 40 Institutions			

- Puget Sound has significant scarcity value in this market
  - Puget Sound is the largest business bank in Seattle or Bellevue
  - 3rd largest deposit market share among banks headquartered in Seattle or Bellevue
- Limited opportunities to acquire a quality franchise in Seattle-Bellevue

Source: SNL Financial, FDIC deposit data as of 6/30/2016
Note: All dollars in thousands

STRONG AND DIVERSE ECONOMIC LANDSCAPE

- Thriving local economy with job growth in technology and aerospace sectors
- Washington named "America's Top State for Business in 2017" by CNBC(1)
- Washington state has the country's largest concentration of STEM workers (science, technology, education and math)(1)
- Seattle economy ranks 12th largest in the country by GDP, which increased 5.2% since 2014(2)
- Seattle's population grew 12.1% from 2010 to 2017(3)
- Median household income for Seattle and Bellevue is $74,688 and $101,036, respectively, which is 30% and 76% higher than the national average of $57,462(3)
- Fortune 500 companies headquartered in Seattle-Bellevue MSA, include: Amazon, Costco, Microsoft, PACCAR, Nordstrom, Weyerhaeuser, Expeditors, Alaska Air, Expedia and Starbucks
- Seattle home prices increased 12.7% from June 2016 to June 2017(4)

Headquartered in Western Washington

Major Operations in Western Washington

Note: Information for Seattle MSA, where available
(1) www.cnbc.com
(2) Bureau of Economic Analysis
(3) Nielsen U.S. Census data
(4) www.zillow.com

LOAN PORTFOLIO MIX – BUSINESS BANKING FOCUS

- Attractive Puget Sound loan mix with 37.1% C&I, 21.7% owner occupied CRE and 23.8% non-owner occupied CRE

HFWA



Owner-Occupied CRE 21.3%
Commercial & Industrial 24.0%
Non-Owner Occupied CRE 32.9%
Consumer 12.0%
1-4 Family 2.9%
Construction & Development 6.8%

		Balance ($000s)	% of Total
Construction & Development	$	185,438	6.8%
1-4 Family	$	80,941	2.9%
Non-Owner Occupied CRE	$	904,195	32.9%
Owner-Occupied CRE	$	586,236	21.3%
Commercial & Industrial	$	659,621	24.0%
Consumer	$	330,215	12.0%
Gross Loans	$	2,746,646	100.0%
Total Loans, Net of GL Adjust.	$	2,749,507	
C&I and Own. Occ. CRE	$	1,245,857	45.4%
Loans Held for Sale	$	5,787	
Loans / Deposits		83.5%	
Yield on Loans		4.75%	

Puget Sound



Owner-Occupied CRE 21.7%
Commercial & Industrial 37.1%
Consumer 0.6%
Non-Owner Occupied CRE 23.8%
Construction & Development 6.8%
1-4 Family 10.0%

		Balance ($000s)	% of Total
Construction & Development	$	25,345	6.8%
1-4 Family	$	37,013	10.0%
Non-Owner Occupied CRE	$	88,529	23.8%
Owner-Occupied CRE	$	80,869	21.7%
Commercial & Industrial	$	138,043	37.1%
Consumer	$	2,097	0.6%
Gross Loans	$	371,896	100.0%
Total Loans, Net of GL Adjust.	$	371,004	
C&I and Own. Occ. CRE	$	218,912	58.9%
Loans Held for Sale	$	-	
Loans / Deposits		73.4%	
Yield on Loans		4.73%	

Combined*



Owner-Occupied CRE 21.4%
Commercial & Industrial 25.6%
Non-Owner Occupied CRE 31.8%
Consumer 10.7%
1-4 Family 3.8%
Construction & Development 6.8%

		Balance ($000s)	% of Total
Construction & Development	$	210,783	6.8%
1-4 Family	$	117,954	3.8%
Non-Owner Occupied CRE	$	992,724	31.8%
Owner-Occupied CRE	$	667,105	21.4%
Commercial & Industrial	$	797,664	25.6%
Consumer	$	332,312	10.7%
Gross Loans	$	3,118,542	100.0%
Total Loans, Net of GL Adjust.	$	3,120,511	
C&I and Own. Occ. CRE	$	1,464,769	47.0%
Loans Held for Sale	$	5,787	
Loans / Deposits		82.2%	
Yield on Loans		4.75%	

Source: SNL Financial, HFWA and PUGB earnings release data for the quarter ended 6/30/2017
Note: All dollars in thousands
*Does not include purchase accounting adjustments

DEPOSIT MIX – ATTRACTIVE CORE DEPOSIT FRANCHISE

- Attractive Puget Sound low-cost, core deposits with 44.5% non-interest bearing demand deposits and 92.9% non-CDs

HFWA



Noninterest-Bearing Demand 27.9%
NOW & Interest-Bearing Demand 31.3%
MMDA/Savings 28.9%
Time Deposits 11.9%

	Balance ($000s)	% of Total
Noninterest-Bearing Demand	$ 919,576	27.9%
NOW & Interest-Bearing Demand	$ 1,031,009	31.3%
MMDA/Savings	$ 950,412	28.9%
Time Deposits	$ 390,253	11.9%
Total Deposits	$ 3,291,250	100.0%
Interest-Bearing Deposits	$ 2,371,674	72.1%
Non-CDs	$ 2,900,997	88.1%
Cost of Interest-Bearing Deposits		0.24%
Cost of Total Deposits		0.18%
Cost of Funds		0.23%

Puget Sound



Noninterest-Bearing Demand 44.5%
NOW & Interest-Bearing Demand 7.5%
MMDA/Savings 41.0%
Time Deposits 7.1%

	Balance ($000s)	% of Total
Non-Interest Bearing Demand	$ 224,618	44.5%
NOW & Interest-Bearing Demand	$ 37,696	7.5%
MMDA/Savings	$ 207,148	41.0%
Time Deposits	$ 35,673	7.1%
Total Deposits	$ 505,135	100.0%
Interest-Bearing Deposits	$ 280,517	55.5%
Non-CDs	$ 469,462	92.9%
Cost of Interest-Bearing Deposits		0.31%
Cost of Total Deposits		0.18%
Cost of Funds		0.22%

Combined*



Noninterest-Bearing Demand 30.1%
NOW & Interest-Bearing Demand 28.2%
MMDA/Savings 30.5%
Time Deposits 11.2%

	Balance ($000s)	% of Total
Noninterest-Bearing Demand	$ 1,144,194	30.1%
NOW & Interest-Bearing Demand	$ 1,068,705	28.2%
MMDA/Savings	$ 1,157,560	30.5%
Time Deposits	$ 425,926	11.2%
Total Deposits	$ 3,796,385	100.0%
Interest-Bearing Deposits	$ 2,652,191	69.9%
Non-CDs	$ 3,370,459	88.8%
Cost of Interest-Bearing Deposits		0.25%
Cost of Total Deposits		0.18%
Cost of Funds		0.23%

Source: SNL Financial, HFWA and PUGB earnings release data for the quarter ended 6/30/2017
Note: All dollars in thousands
*Does not include purchase accounting adjustments

PUGET SOUND – HISTORICAL TRENDS

Loans



$400,000
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$-
Acquired Core Business Bank with $62 million of assets in June 2013
$371,004
2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 Q2 2017

Deposits



$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$-
$505,135
2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 Q2 2017

Net Income



$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
$(1,000)
$(2,000)
$(3,000)
Founded in 2005 and profitable in every year since 2007
$5,062
2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 Q2 2017*

Nonperforming Assets / Total Assets



3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
0.00%
2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 Q2 2017

Source: SNL Financial; PUGB earnings release data as of 6/30/2017
Note: All dollars in thousands
*Annualized net income in Q2 2017

ATTRACTIVE POSITION IN PACIFIC NORTHWEST

- HFWA is 1 of 9 commercial banks headquartered in Washington or Oregon and traded on NASDAQ/NYSE with total assets of $1.0 billion or more
- Pro forma company is a uniquely attractive franchise in this market
  - Low cost, core deposit base
  - Business banking expertise
  - HFWA positioned to be the "acquiror of choice" in the Pacific Northwest
  - Scarcity value in the Pacific Northwest for HFWA with $4.6 billion in total assets

			Balance Sheet		Loan Mix (% of Total)				Deposit Mix (% of Total)	
Company Name	Ticker	Mkt. Cap. ($MM)	Total Assets ($MM)	Loans / Deposits	C&I + OO-CRE	NOO-CRE	Average Deposits Per Branch ($MM)	Cost of Deposits	Non-CDs	Non-Interest Bearing
Umpqua Holdings Corporation	UMPQ	$4,226	$25,258	94.1%	26.1%	18.1%	$64	0.22%	86.3%	31.4%
Washington Federal, Inc.	WAFD	$3,053	$15,084	101.3%	10.4%	8.1%	$45	0.48%	59.1%	3.3%
Banner Corporation	BANR	$1,915	$10,200	88.1%	32.8%	26.8%	$44	0.13%	86.4%	38.2%
Columbia Banking System, Inc.	COLB	$2,345	$9,527	77.0%	42.7%	16.9%	$56	0.04%	95.2%	48.9%
HomeStreet, Inc.	HMST	$705	$6,587	88.3%	11.1%	13.3%	$80	0.51%	73.6%	21.3%
Riverview Bancorp, Inc.	RVSB	$163	$1,125	81.9%	27.9%	36.3%	$51	0.13%	84.8%	24.9%
First Northwest Bancorp	FNWB	$191	$1,081	88.5%	8.5%	20.7%	$73	0.36%	78.1%	16.4%
First Financial Northwest, Inc.	FFNW	$181	$1,061	115.7%	2.8%	35.8%	$147	0.93%	41.9%	5.7%
Median		**$1,310**	**$8,057**	**88.4%**	**18.6%**	**19.4%**	**$60**	**0.29%**	**81.4%**	**23.1%**
Puget Sound Bancorp, Inc.	**PUGB**	**$84**	**$567**	**73.4%**	**58.9%**	**23.8%**	**$505**	**0.18%**	**92.9%**	**44.5%**
Pro Forma HFWA*	**HFWA**	**$939**	**$4,558**	**82.2%**	**47.0%**	**31.8%**	**$64**	**0.18%**	**88.8%**	**30.1%**

Source: SNL Financial, GAAP data for the most recent quarter ended. Does not include impact from acquisitions pending as of such date. HFWA and PUGB information as of 6/30/2017, based on earnings releases. Market data as of 7/26/2017

Note: All dollars in millions

*Does not include purchase accounting adjustments

HISTORICAL GROWTH – ORGANIC AND ACQUISITIVE

- This is the 9th acquisition for HFWA since 1998 – in addition to the acquisition of Puget Sound, HFWA has completed 6 whole bank acquisitions and 2 FDIC-assisted



$5,000
$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$-
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
Q2 2017*
$401
$74
$450
$61
$574
$610
$595
$641
$697
$751
$796
$57
$886
$946
$1,015
$812
$556
$1,369
$1,346
$1,340
$319
$1,712
$1,747
$3,651
$3,879
$3,991
$567
Acquired North Pacific Bancorporation
Acquired Washington Independent Bancshares Inc.
Acquired Western Washington Bancorp
Completed 2 FDIC deals - Pierce Commercial Bank and Cowlitz Bank acquiring $211M and $345M in assets, respectively
Acquired Valley Community Bancshares, Inc. with $254M in assets and Northwest Commercial Bank with $65M in assets
Merger with Washington Banking Company
Acquisition of Puget Sound Bancorp, Inc.
Organic
Acquired Assets

Source: SNL Financial, HFWA and PUGB earnings release data as of 6/30/2017
Note: All dollars in millions
*Combined HFWA and PUGB as of 6/30/2017. Does not include purchase accounting adjustments

SUMMARY

- ✓ In-line with HFWA's strategic goals – Logical fit geographically, strategically and financially
- ✓ Expands HFWA's foothold in the Seattle-Bellevue market
  - ✓ Attractive growth potential with this combined platform
  - ✓ Retaining key leadership and relationship managers from Puget Sound
  - ✓ Significant scarcity value for a business banking franchise in Seattle-Bellevue
- ✓ Meaningful addition of low cost, core deposit funding
- ✓ Able to leverage the capital resources of the combined company
  - ✓ Puget Sound team will have greater resources, expanded product set, larger lending limit, etc.
  - ✓ Healthy pro forma capital ratios to support continued growth initiatives
- ✓ HFWA management team has significant track record of disciplined M&A and successful merger integrations
- ✓ Enhances long term shareholder value – for both HFWA and Puget Sound shareholders

Appendix

SEATTLE DEVELOPMENT PIPELINE

PROPERTY TYPES

- Office
- Residential
- Mixed-Use
- Biotech/Medical
- Retail
- Hotel
- Convention Center

AMAZON

- Amazon - Owned
- Amazon - Leased
- Amazon - In-Development
- Amazon - Option to Buy (or right of first offer)

GOOGLE

- Google

FACEBOOK

- Facebook

PROJECT STATUS

- Completed Projects
- Under Construction
- Planned Projects


ELLIOTT BAY
Pike St
9th Ave
Pine St
Olive Way
Stewart St
Virginia St
Denny Way
Westlake Ave
Lenora St
Blanchard St
Bell St
Battery St
6th Ave
7th Ave
Vine St
Broad St
John St
Thomas St
Harrison St
Republican St
Mercer St
Roy St
Valley St
Aloha St
Yale Ave N
Pontius Ave N
Minor Ave N
Fairview Ave N
Boren Ave N
Terry Ave N
9th Ave N
Dexter Ave N
Aurora Ave N
LAKE UNION
Kidder Mathews



BELLEVUE DEVELOPMENT PIPELINE
PROJECT TYPE
Office
Residential
Residential Mixed-Use
Retail
Hotel
Performance Hall
Convention Center
Transportation
PROJECT STATUS
Under Construction
Planned Projects
Completed
MEYDENBAUER BAY
100th Ave NE
Bellevue Way NE
108th Ave NE
110th Ave NE
112th Ave NE
Main St
NE 4th St
NE 6th St
NE 8th St
NE 10th St
405
Kidder Mathews

Seattle vs. San Francisco vs. Portland

MARKET COMPARISON

Given the recent migration of many tech related companies to Seattle and Portland from the San Francisco Bay Area, the comparison of the three office markets has never been more relevant. Following are the basic market metrics for all three cities and a representative list of the companies that now have offices in multi-market locations.

CROSS-MARKET TENANTS

SEATTLE VS. SAN FRANCISCO VS. PORTLAND OFFICE MARKET COMPARISON

	SEATTLE/ EASTSIDE	SAN FRANCISCO/ SILICON VALLEY	PORTLAND
Market Size	124,855,320 sf	273,527,633 sf	89,612,307 sf
2016 YE Vacancy	5.40%	7.01%	7.5%
2016 Net Absorption	4,318,085 sf	5,216,317 sf	1,144,306 sf
YE Total Employment	1,581,043	2,205,500	932,412
2016 Job Growth	75,465	62,500	25,988
2016 Job Growth Rate	5.01%	2.83%	2.87%
2016 YE Unemployment Rate	3.90%	3.30%	4.98%
High Water Mark - Class A	$60/sf	$110/sf	$46.50/sf
Average Class A Rates	$40-$50/sf	$68-85/sf	$28-$36/sf
2016 Sale Transactions > $10M	$4.12B	$4.56B	$8.17M
Occupancy Cost Impact - 150sf/employee x average - Class A rate/average employee salary ($130k/Seattle; $150k/SF; $115k/Portland)	5.19%	7.25%	4.57%

SEATTLE	SAN FRANCISCO	PORTLAND
5.01%	2.83% 2016 Job Growth	2.87%
3.90%	3.30% 2016 Unemployment Rate	4.98%
$40-$50	$68-$85 2016 Average Class A Rates/SF Fully Serviced	$28-$36
5.19%	7.25% Occupancy Cost Impact	4.57%

Kidder Mathews